Exhibit 10.1

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 28th day of October, 2015 and effective in accordance with Section 2 below, by and among, inter alia, MULTI-COLOR CORPORATION, an Ohio corporation (the “Company”), COLLOTYPE INTERNATIONAL HOLDINGS PTY LIMITED (ACN 007 628 015), an Australian company limited by shares and registered in South Australia (the “Australian Borrower” and, together with the Company, the “Borrowers”), each lender party hereto (collectively, the “Approving Lenders” and, each individually, an “Approving Lender”), certain Subsidiaries of the Company party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and U.S. L/C Issuer.

Recitals:

A. The Borrowers, the Lenders and the Agents are parties to that certain Amended and Restated Credit Agreement dated as of November 21, 2014 (as previously amended supplemented or otherwise modified, the “Credit Agreement”), pursuant to which, inter alia, the Lenders agreed, subject to the terms and conditions thereof, to advance Loans (as this and other capitalized terms used herein but not otherwise defined herein are defined in the Credit Agreement) to the Borrowers.

B. The Company has requested that the Lenders make certain amendments to the Credit Agreement as more specifically described herein and, subject to the terms and conditions of this First Amendment, the Approving Lenders have agreed to such requests.

Agreements:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by:

(i) deleting the parenthetical at the end of clause (b) of the definition of “Change of Control” in its entirety;

(ii) deleting the following phrase from the definition of “Federal Funds Rate”:

“arranged by Federal Funds brokers on such day”; and

(iii) amending and restating the definition of “Subject Receivable” as follows:

“‘Subject Receivable’ means an account receivable (i) owing to the Company or any of its Subsidiaries from (A) The Procter & Gamble Company and/or its subsidiaries or affiliates or (B) any other Person approved by the Administrative Agent in its sole discretion (such approval not to be unreasonably withheld or delayed) or (ii) owing to the Australian Borrower or any of its Subsidiaries from (A) Treasury Wine Estates and/or its subsidiaries or affiliates or (B) from any other Person approved by the Agents in their sole discretion (such approval not to be unreasonably withheld or delayed), in each case for goods sold or services rendered by the Company or the Australian Borrower or any of their respective Subsidiaries, as the case may be, including (a) all of the Company’s or the Australian Borrower’s or any of their respective Subsidiaries’ interest in any merchandise (including returned merchandise) relating to the sale that gave rise to such account receivable, (b) all security interests or Liens and property subject to such security interests or Liens securing or purporting to secure payment of such account receivable and all Supporting Obligations relating solely to such Subject Receivables, (c) tax refunds and proceeds of insurance, other agreements or arrangements of whatever character supporting or securing the payment of such account receivable, (d) all rights and causes of action of the Company or the Australian Borrower or any of their respective Subsidiaries against the applicable Account Debtor of such account receivable and (e) all books, records and other information related to such account receivable or the applicable Account Debtor.”

(b) Section 5.22 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“5.22 Sanctions Concerns and Anti-Corruption Laws.

(a) No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, Her Majesty’s Treasury’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.

(b) The Loan Parties and their Subsidiaries have conducted their business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption Laws and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Laws.

(c) Section 7.03(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(k) any transaction permitted under Section 7.05(i), but only so long as (i) such transaction at any time constitutes Indebtedness, (ii) such transaction was permitted under Section 7.05(i) at the time of the proposed Disposition in connection with such transaction, (iii) the aggregate amount of such Indebtedness in any fiscal year shall not exceed twenty percent (20%) of the projected aggregate net revenue of the Company and its Subsidiaries on a consolidated basis for such fiscal year as set forth in the forecasts for such fiscal year delivered to the Agents and Lenders pursuant to Section 6.01(c) and (iv) such Indebtedness is permitted under the documentation for the Senior Notes; and”

(d) Section 7.05(i) of the Credit Agreement is hereby amended by deleting the phrase “fifteen percent (15%)” therein and inserting the phrase “twenty percent (20%)” in lieu thereof.

(e) Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.12 Capital Expenditures. Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures in the ordinary course of business which in the aggregate in any fiscal year do not exceed seven percent (7%) of the projected aggregate sales revenue of the Company and its Subsidiaries on a consolidated basis for such fiscal year as set forth in the forecasts for such fiscal year delivered to the Agents and Lenders pursuant to Section 6.01(c), provided, however, that the following shall not be considered capital expenditures for the purposes of this Section 7.12: (a) capital expenditures incurred by any Person prior to the date on which such Person became a Subsidiary of the Company, and (b) assets purchased by the Company or a Subsidiary thereof pursuant to a Permitted Acquisition.”

2. Effective Date; Conditions Precedent. Upon the satisfaction of each of the following conditions, this First Amendment shall be deemed to be effective:

(a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Approving Lenders constituting Required Lenders and each Loan Party;

(b) the Administrative Agent shall have been paid or reimbursed for all reasonable and documented out-of-pocket costs and expenses incurred by it or its Affiliates in connection with this First Amendment, including, without limitation, the reasonable and documented fees, disbursements and other charges of counsel for the Administrative Agent and its Affiliates; and

(c) the Administrative Agent shall have received such other documents and certificates as it shall reasonably request.

3. Other Loan Documents. Any reference to the Credit Agreement in the other Loan Documents executed and delivered pursuant to or in connection with the Credit Agreement, shall from and after the effective date of the First Amendment, be deemed to refer to the Credit Agreement, as modified by this First Amendment.

4. Confirmation of Debt; Reaffirmation. Each of the Loan Parties hereby affirms all of its liabilities and obligations to the Agents and the Lenders under the Credit Agreement, the Notes and the other Loan Documents, as modified hereby or pursuant hereto, and that such liabilities and obligations are owed to the Agents and the Lenders. Each Loan Party further acknowledges and agrees that as of the date hereof, it has no claims, defenses or set-off rights against any Agent or Lender of any nature whatsoever, whether sounding in tort, contract or otherwise; and there are no claims, defenses or set-offs to the enforcement by the Agents of the liabilities and obligations of the Borrowers to the Agents and the Lenders under the Credit Agreement, the Notes or the other Loan Documents. In furtherance of the foregoing, each Loan

Party (a) agrees that the transactions contemplated by this First Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under the Loan Documents to which it is a party and (c) agrees that the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

5. No Other Modifications; Same Indebtedness. Except as expressly provided in this First Amendment, all of the terms and conditions of the Credit Agreement, the Notes and the other Loan Documents remain unchanged and in full force and effect. The modifications effected by this First Amendment and by the other instruments contemplated hereby shall not be deemed to provide for or effect a repayment and re-advance of any of the Loans now outstanding, it being the intention of the Borrowers and the Lenders hereby that the Indebtedness owing under the Credit Agreement and the Notes, as amended by this First Amendment, be and hereby is the same Indebtedness as that owing under the Credit Agreement and the Notes immediately prior to the effectiveness hereof. This First Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any term or condition of the Credit Agreement or any other Loan Document not expressly modified or amended hereby, (b) to prejudice any right or rights which either Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any of their respective Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or either of the Agents, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and either Agent or any other Lender, on the other hand.

6. Representations and Warranties. Each Loan Party represents and warrants that (a) it has the corporate or other organizational power and authority to make, deliver and perform this First Amendment and the transactions contemplated hereby, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this First Amendment, (c) this First Amendment has been duly executed and delivered on behalf of such Person, (d) this First Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this First Amendment other than, to the extent required under applicable law, filing this First Amendment and/or a summary thereof with the Securities and Exchange Commission on Form 8-K, 10-K or 10-Q, as applicable, (f) each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (it being understood and agreed that the representations contained in clauses (a)

and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b) respectively of Section 6.01 of the Credit Agreement) and (g) no Default has occurred and is continuing as of the date hereof or would result after giving effect hereto.

7. Governing Law; Binding Effect. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law of New York) and shall be binding upon and inure to the benefit of the Borrowers, the Agents and the Lenders and their respective successors and assigns.

8. Counterparts. This First Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed a fully executed agreement. Any party hereto may execute and deliver a counterpart of this First Amendment by delivering via facsimile or email transmission a signature page of this First Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this First Amendment.

9. Consent to Release. Each of the Approving Lenders and each Agent acknowledges and agrees that in connection with the transactions described in Section 7.05(i) of the Credit Agreement (as amended hereby) any Liens of the Lenders on the Subject Receivables sold (or purported to be sold) in connection with such transactions shall be released immediately upon such sale (or purported sale) without further action by any party. By its execution of this First Amendment each Approving Lender hereby reaffirms and confirms the authority of the Agents to release such Liens. Each Agent shall execute and deliver (at the cost and expense of Borrowers) in accordance with Section 9.10 of the Credit Agreement (as amended hereby) such releases, terminations, documents and other instruments as the Borrowers may reasonably request in order to evidence such release described in this Section 9.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

MULTI-COLOR CORPORATION

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Vice President and Treasurer

COLLOTYPE INTERNATIONAL HOLDINGS PTY LIMITED

By:	/s/ Mary T. Fetch
Name of Director: Mary T. Fetch

By:	/s/ Sharon E. Birkett
Name of Director: Sharon E. Birkett

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

MCC-BATAVIA, LLC
MCC-TROY, LLC
LASER GRAPHIC SYSTEMS INCORPORATED
MCC-DEC TECH, LLC
MCC-WISCONSIN, LLC
MCC-NORWAY, LLC
MCC-UNIFLEX, LLC
MCC-FINANCE LLC
MCC-FINANCE 2 LLC
COLLOTYPE LABELS USA INC.
MULTI-COLOR AUSTRALIA, LLC
ADHESION INTERMEDIATE HOLDINGS, INC.
ASHEVILLE ACQUISITION CORPORATION, LLC
CAMEO SONOMA LIMITED
INDUSTRIAL LABEL CORPORATION
LABELCORP HOLDINGS, INC.
LABELCORP MANAGEMENT, INC.
LSK LABEL, INC.
M ACQUISITION, LLC
PSC ACQUISITION COMPANY, LLC
SOUTHERN ATLANTIC LABEL CO., INC.
YORK TAPE & LABEL, LLC
MCC-MEXICO HOLDINGS 1 LLC
MCC-MEXICO HOLDINGS 2 LLC
MCC-NORWOOD LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Vice President and Treasurer

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

MULTI-COLOR AUSTRALIA HOLDINGS PTY LIMITED (ACN 129 274 719)

MULTI-COLOR AUSTRALIA FINANCE PTY LIMITED (ACN 129 274 979)

MULTI-COLOR AUSTRALIA ACQUISITION PTY LIMITED (ACN 129 275 181)

COLLOTYPE BSM LABELS PTY LTD (ACN 007 665 189)

COLLOTYPE IPACK PTY LTD (ACN 120 050 160)

MAGNUS DONNERS PTY LIMITED (ACN 008 102 207)

COLLOTYPE LABELS PTY LIMITED (ACN 007 514 856)

COLLOTYPE LABELS BAROSSA PTY LTD (ACN 008 212 539)

COLLOTYPE LABELS GRIFFITH PTY LTD (ACN 115 294 267)

COLLOTYPE LABELS INTERNATIONAL PTY LTD (ACN 068 409 478)

MULTI-COLOR (QLD) PTY LTD (ACN 003 411 194)

MULTI-COLOR (SA) PTY LTD (ACN 120 050 204)

LABELMAKERS WINE DIVISION PTY LTD (ACN 007 691 483)

/s/ Mary T. Fetch
Director

Mary T. Fetch
Name of Director (Print)

/s/ Sharon E. Birkett
Company Secretary/Director

Sharon E. Birkett
Name of Company Secretary/Director (Print)

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

ACKNOWLEDGED AND ACCEPTED:

MCC LABELS1 NETHERLANDS B.V.

By:	/s/ Sharon E. Birkett
Name:	Sharon E. Birkett
Title:	Director

MCC LABL2 NETHERLANDS B.V.

By:	/s/ Sharon E. Birkett
Name:	Sharon E. Birkett
Title:	Director

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Liliana Claar
Name:	Liliana Claar
Title:	Vice President

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A.,
as a U.S. Sub-facility Lender, U.S. L/C Issuer and Swing Line Lender

By:	/s/ Joseph R. Jackson
Name:	Joseph R. Jackson
Title:	Vice President

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

WESTPAC BANKING CORPORATION,
as an Australian Sub-facility Lender

By:	/s/ Damian Michael Papps
Name:	Damian Michael Papps
Title:	Tier 3 Attorney

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A.,
as a U.S. Sub-facility Lender

By:	/s/ Steven P. Sullivan
Name:	Steven P. Sullivan
Title:	Authorized Officer

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

BMO HARRIS FINANCING, INC.,
as a U.S. Sub-facility Lender

By:	/s/ Joshua S. Hovermale
Name:	Joshua S. Hovermale
Title:	Vice President

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

COÖPERATIEVE CENTRALE RAIFFESEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH,
as a U.S. Sub-facility Lender

By:	/s/ Erin Thomas-Walker
Name:	Erin Thomas-Walker
Title:	Vice President

By:	/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

KEYBANK NATIONAL ASSOCIATION,
as a U.S. Sub-facility Lender

By:	/s/ Kenneth D. Kramp
Name:	Kenneth D. Kramp
Title:	Vice President

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a U.S. Sub-facility Lender

By:	/s/ Jeffrey P. Fisher
Name:	Jeffrey P. Fisher
Title:	Vice President

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a U.S. Sub-facility Lender

By:	/s/ Shawn M. Masterson
Name:	Shawn M. Masterson
Title:	Vice President

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page

FIFTH THIRD BANK,
as a U.S. Sub-facility Lender

By:	/s/ Kelly Wolski
Name:	Kelly Wolski
Title:	Vice President

Multi-Color Corporation

First Amendment to Amended and Restated Credit Agreement

Signature Page